UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 5, 2016

Hilton Worldwide Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 883-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 5, 2016, Hilton Worldwide Holdings Inc. (“Hilton”) issued a press release announcing that its Board of Directors (the “Board”) approved the distribution to Hilton’s stockholders of all of the outstanding shares of Park Hotels & Resorts Inc. (“Park”), which will become the holder of a portfolio of hotels and resorts previously held by Hilton, and Hilton Grand Vacations Inc. (“HGV”), Hilton’s timeshare business. Hilton stockholders of record will receive one share of Park common stock for each five shares of Hilton common stock and one share of HGV common stock for each 10 shares of Hilton common stock held at the close of business on December 15, 2016, the record date for the distribution. The spin-off transactions are expected to be completed on January 3, 2017, and Park and HGV are expected to begin regular-way trading on the New York Stock Exchange under the ticker symbols PK and HGV, respectively, on January 4, 2017.

Hilton also announced that, following its stockholders’ October 2016 approval of three alternative amendments to Hilton’s amended and restated certificate of incorporation to effect a reverse stock split of Hilton common stock at a ratio determined by the Board, the Board has approved a 1-for-3 reverse stock split. The reverse stock split will be effective after market close on January 3, 2017.

The press release announcing these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibit attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in Hilton’s Annual Report on Form 10-K for the year ended December 31, 2015, as such factors may be updated from time to time in Hilton’s periodic filings with the Securities and Exchange Commission. Hilton disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 5, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/S/ KEVIN J. JACOBS
Name:	Kevin J. Jacobs
Title:	Executive Vice President and Chief Financial Officer

Date: December 5, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated December 5, 2016.